UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

SHIRE PLC

(Exact Name of Registrant as Specified in Its Charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

On June 3, 2016, Shire plc (“Shire”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated June 23, 2015, between Baxalta Incorporated, a Delaware corporation and a wholly-owned subsidiary of Shire (“Baxalta”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (as supplemented by the First Supplemental Indenture, dated June 23, 2015 (the “First Supplemental Indenture”), the “Indenture”), relating to the guarantee by Shire of the outstanding notes issued by Baxalta under the Indenture, consisting of $375,000,000 aggregate principal amount of its floating rate senior notes due 2018 (the “Floating Rate Notes”), $375,000,000 aggregate principal amount of its 2.000% senior notes due 2018 (the “2018 Notes”), $1,000,000,000 aggregate principal amount of its 2.875% senior notes due 2020 (the “2020 Notes”), $500,000,000 aggregate principal amount of its 3.600% senior notes due 2022 (the “2022 Notes”), $1,750,000,000 aggregate principal amount of its 4.000% senior notes due 2025 (the “2025 Notes”) and $1,000,000,000 aggregate principal amount of its 5.250% senior notes due 2045 (the “2045 Notes” and together with the 2018 Notes, the 2020 Notes, the 2022 Notes and the 2025 Notes, the “Fixed Rate Notes”). The Fixed Rate Notes and the Floating Rate Notes are collectively hereinafter referred to as the “Notes,” and each of the Floating Rate Notes, the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2045 Notes are hereinafter referred to as a “series” of Notes.

Under the terms of the Second Supplemental Indenture, Shire fully and unconditionally guarantees to the holders of each series of the Notes and to the Trustee the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal of, premium, if any, on and interest on each series of Notes and any other amounts due and payable under the Indenture, subject to any applicable grace period or notice requirement or both.

The foregoing descriptions of the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, each of which are incorporated by reference into this Item 1.01.

Item 2.01.                          Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 11, 2016, Shire entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Baxalta and BearTracks, Inc., a Delaware corporation and a wholly-owned subsidiary of Shire (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub was merged with and into Baxalta (the “Merger”), with Baxalta surviving as a wholly-owned subsidiary of Shire.

At the effective time (the “Effective Time”) of the Merger on June 3, 2016, each outstanding share of Baxalta common stock, par value $0.01 per share (each a “Share”) (other than: (i) Shares held by Baxalta as treasury stock, (ii) any Shares owned by Shire, Merger Sub or any other direct or indirect wholly-owned subsidiary of Shire, and (iii) Shares held by Baxalta stockholders who have properly exercised appraisal rights with respect to such Shares in accordance with Section 262 of the General Corporation Law of the State of Delaware) was canceled and converted into the right to receive, in each case without interest and subject to any applicable withholding taxes: (i) $18.00 in cash and (ii)(a) 0.1482 of a Shire ADS or (b) if a Baxalta stockholder validly elected, 0.4446 of a Shire ordinary share in lieu of such fraction of a Shire ADS described in (ii)(a) above.

Dyax Corp. (“Dyax”), a wholly-owned subsidiary of Shire, paid approximately $12.37 billion in cash and Shire issued approximately 305.2 million Shire ordinary shares in the aggregate in consideration in the Merger.

Shire’s wholly-owned subsidiary Shire Acquisitions Investments Ireland Limited (“SAIIL”) indirectly provided Dyax with the necessary funds to fund the aggregate cash consideration through borrowings under the $18.0 billion bridge facilities agreement with, among others, Barclays Bank PLC and Morgan Stanley Bank International Limited, acting as mandated lead arrangers and book runners (the “January 2016 Facilities Agreement”), to which SAIIL acceded as an additional borrower and additional guarantor on April 1, 2016.  The January 2016 Facilities Agreement comprises two credit facilities: (i) a $13.0 billion term loan facility which, subject to a one year extension option exercisable at Shire’s option, matures on January 11, 2017 (“January 2016 Facility A”) and (ii) a $5.0 billion revolving loan facility which, subject to a one year extension option exercisable at Shire’s option, matures on January 11, 2017.  The January 2016 Facility A was used to finance the cash consideration payable and certain costs related to the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Shire on January 11, 2016, and which is incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on January 11, 2016, Shire entered into the January 2016 Facilities Agreement.  As of April 1, 2016, SAIIL acceded to the January 2016 Facilities Agreement as an additional guarantor and an additional borrower.  In connection with the consummation of the Merger, on May 31, 2016, SAIIL delivered a utilization request providing for the drawdown of an amount equal to $12.39 billion under the January 2016 Facility A.  Further information regarding the January 2016 Facilities Agreement is set forth in Shire’s Current Report on Form 8-K filed on January 11, 2016, which is incorporated herein by reference. The information about the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, upon completion of the Merger and pursuant to the terms of the Merger Agreement, Gail D. Fosler and Albert P.L. Stroucken, each of whom were members of the board of directors of Baxalta, have been appointed to the board of directors of Shire. No determination has been made as to any board committees on which Ms. Fosler and Mr. Stroucken may serve.

Ms. Fosler and Mr. Stroucken will receive compensation in accordance with Shire’s Remuneration Policy for non-executive directors. No shares will be granted to either Ms. Fosler or Mr. Stroucken on their appointment as a director, but 25% of the fees payable to each of Ms. Fosler and Mr. Stroucken under the Remuneration Policy will be payable in the form of shares.

Neither Ms. Fosler nor Mr. Stroucken is a party to a transaction with Shire which would require disclosure under Item 404(a) of Regulation S-K. Each of Ms. Fosler and Mr. Stroucken are eligible to participate in any compensation and benefit plans applicable to directors of Shire.

Item 7.01.            Regulation FD Disclosure.

On June 3, 2016, Shire issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing. In addition, Exhibit 99.1 contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Although Shire, as a foreign private issuer, is not subject to Regulation FD, Shire has elected to furnish voluntarily the information herein under Item 7.01.

Item 9.01.            Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Baxalta as of December 31, 2015 and 2014, and for the three years ended December 31, 2015, as well as the unaudited consolidated financial statements of Baxalta as of and for the three months ended March 31, 2016 and 2015, are filed herewith as Exhibit 99.2 and Exhibit 99.3 respectively, to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

Shire and Baxalta’s unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2016 and the year ended December 31, 2015, is filed herewith as Exhibit 99.4 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 11, 2016, among Shire plc, BearTracks, Inc. and Baxalta Incorporated (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Shire plc on January 11, 2016).

4.1

Indenture between Baxalta Incorporated and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of June 23, 2015 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Baxalta Incorporated on June 23, 2015).

4.2

First Supplemental Indenture, to the Indenture dated as of June 23, 2015, between Baxalta Incorporated and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of June 23, 2015 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Baxalta Incorporated on June 23, 2015).

4.3

Second Supplemental Indenture, to the Indenture dated as of June 3, 2016, between Baxalta Incorporated, Shire plc and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of June 3, 2016.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Baxalta Incorporated.

99.1	Press Release issued by Shire plc dated June 3, 2016 announcing the consummation of the merger.

99.2	Audited Consolidated Financial Statements of Baxalta Incorporated as of and for the year ended December 31, 2015.

99.3	Unaudited Consolidated Financial Statements of Baxalta Incorporated as of and for the three months ended March 31, 2016 and March 31, 2015.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Shire plc and Baxalta Incorporated as of and for the three months ended March 31, 2016, and for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ Bill Mordan
	Name:	Bill Mordan
	Title:	Company Secretary

Date: June 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 11, 2016, among Shire plc, BearTracks, Inc. and Baxalta Incorporated (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Shire plc on January 11, 2016).

4.1

Indenture between Baxalta Incorporated and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of June 23, 2015 (incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by Baxalta Incorporated on June 23, 2015).

4.2

First Supplemental Indenture, to the Indenture dated as of June 23, 2015, between Baxalta Incorporated and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of June 23, 2015 (incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by Baxalta Incorporated on June 23, 2015).

4.3

Second Supplemental Indenture, to the Indenture dated as of June 3, 2016, between Baxalta Incorporated, Shire plc and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of June 3, 2016.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Baxalta Incorporated.

99.1	Press Release issued by Shire plc dated June 3, 2016 announcing the consummation of the merger.

99.2	Audited Consolidated Financial Statements of Baxalta Incorporated as of and for the year ended December 31, 2015.

99.3	Unaudited Consolidated Financial Statements of Baxalta Incorporated as of and for the three months ended March 31, 2016 and March 31, 2015.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Shire plc and Baxalta Incorporated as of and for the three months ended March 31, 2016, and for the year ended December 31, 2015.